Exhibit 10.2
AMENDMENT NO. 1
TO
CONSULTING AGREEMENT

This Amendment No. 1 to Consulting Agreement (this “Amendment”), dated as of September 4, 2009, is entered into by and among Waste2Energy Holdings, Inc. (formerly known as Maven Media Holdings, Inc.), a Delaware corporation (the “Corporation”), Waste2Energy, Inc., a Delaware corporation (“Waste2Energy”), Waste2Energy Group Holdings PLC, an Isle of Man company (“Waste2Energy Group Holdings”), and Christopher d’Arnaud-Taylor (“Taylor”).

WITNESSETH:

WHEREAS, on May 28, 2009, the Corporation, Waste2Energy, Waste2Energy Group Holdings, and Taylor entered into a Consulting Agreement (the “Consulting Agreement”); and

WHEREAS, the parties now desire to amend the Consulting Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Consulting Agreement is hereby amended as follows:

1.              In Section 3(a) of the Consulting Agreement, the reference to “final closing” shall be deleted and replaced by “termination”.

2.              Except as modified herein, the terms of the Consulting Agreement shall remain in full force and effect.

3.              This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first stated above.

Waste2Energy Holdings, Inc.

By:	/s/ Peter Bohan
Name: Peter Bohan Title: President

Waste2Energy Group Holdings PLC

By:	/s/ Stockton Birthisel
Name: Stockton Birthisel
Title: Director

Waste2Energy, Inc.

By:	/s/ Peter Bohan
Name: Peter Bohan
Title: President

By:	/s/ Christopher d’Arnaud-Taylor
Christopher d’Arnaud-Taylor